Rule 497(e)
File Nos. 33-73832 and 811-8268

FOR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY VALUE FUND

Supplement dated January 8, 2010 to Prospectus dated April 30, 2009

For Shareholders of Firsthand Technology Value Fund

For the last few years, securities of private companies have composed a high percentage of the Fund’s portfolio.  These private companies are not publicly traded, and their securities are also referred to as “illiquid.” During 2009, illiquid securities, as a percentage of the Fund’s net assets, declined substantially. As of December 31, 2009, the Fund’s illiquid percentage stood at 26.80%. The table below shows the Fund’s illiquid percentage as of the end of each calendar quarter over the past two years.

Calendar Quarter	Illiquid Securities as a Percentage of Net Assets	Total Value of Illiquid Holdings
Q1’08	20.00%	$58,144,764
Q2’08	21.98%	$64,595,587
Q3’08	34.72%	$90,376,915
Q4’08	38.92%	$64,602,928
Q1’09	35.42%	$56,863,645
Q2’09	31.74%	$53,712,167
Q3’09	25.40%	$47,746,982
Q4’09	26.80%	$47,656,577

Several factors contributed to the decline in the Fund’s illiquid percentage in recent months, including the general appreciation of the Fund’s public company holdings and depreciation of the Fund’s illiquid holdings. The Fund’s largest private company holdings continue to be SoloPower, Inc. and Silicon Genesis Corporation. Kevin Landis remains on the boards of directors of these two companies, as well as that of UCT Coatings, Inc.

The Fund pursued several potential opportunities to divest some of its illiquid holdings during 2009 but has not been successful. The Investment Adviser is working with the Board to continue to investigate various methods to further reduce the Fund’s illiquid percentage.